SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 26, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                November 30, 1998, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)


        Delaware                   333-24599                  52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160
                                                    --------------

Item 5. Other Events.

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the April 26, 1999 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EQUITY ONE ABS, INC.


                                            By: /s/ Dennis Kildea
                                                -------------------------------
                                                Dennis Kildea, Vice President


Dated: April 28, 1999

                                                   ANNEX A

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
================================================================================

             DISTRIBUTION:     26-Apr-99                                 PAGE #1
             RECORD DATE:      23-Apr-99


             ORIGINAL       BEGINNING                                              ENDING
            CERTIFICATE    CERTIFICATE    PRINCIPAL     INTEREST      TOTAL      CERTIFICATE
 CLASS        BALANCE        BALANCE     DISTRIBUTION DISTRIBUTION DISTRIBUTION    BALANCE
-----------------------------------------------------------------------------------------------
  A-1     100,027,563.57  94,199,965.55  1,755,517.28  525,949.81  2,281,467.09  92,444,448.27

  A-2      25,002,775.06  24,247,162.69    530,812.58  141,037.66    671,850.24  23,716,350.11

  R            N/A             N/A               0.00        0.00          0.00        N/A
-----------------------------------------------------------------------------------------------
 TOTALS   125,030,338.63 118,447,128.24  2,286,329.86  666,987.47  2,953,317.33 116,160,798.38

--------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                                                                  ENDING
                  CUSIP       PRINCIPAL        INTEREST         CERTIFICATE
   CLASS         NUMBER     DISTRIBUTION     DISTRIBUTION         BALANCE
--------------------------------------------------------------------------------
    A-1         294751AF9    17.55033530      5.25804879        924.18974301

    A-2         294751AG7    21.23014660      5.64088025        948.54871322
--------------------------------------------------------------------------------

----------------------------------
        PASS THRU RATES

                     PASS
    CLASS          THRU RATE

     A-1           6.70000%


     A-2           6.98000%
---------------------------------

================================================================================

                    IF THERE ARE ANY QUESTIONS OR COMMENTS,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

             ------------------------------------------------------
             ARANKA PAUL
             THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
             NEW YORK, NEW YORK 10001
             (212) 946-3236
             ------------------------------------------------------


[CHASE LOGO]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
================================================================================

          DISTRIBUTION:      26-Apr-99                                   PAGE #2
          RECORD DATE:       23-Apr-99


                                                         GROUP I        GROUP II
                                                      ------------     ----------
SEC. 4.03(a)(i)   TOTAL PRINCIPAL DISTRIBUTION        1,755,517.28     530,812.58

                  SCHEDULED PRINCIPAL DUE               139,717.05      20,717.38
                  CURTAILMENTS                           11,920.74       3,114.83
                  PAYOFFS                             1,603,879.49     506,980.37
                  REPURCHASES PRINCIPAL BALANCE               0.00           0.00
                  LIQUIDATION PROCEEDS                        0.00           0.00
                  LOAN LOSSES                                 0.00           0.00
                  SUBSTITUTE LOAN ADJUSTMENT AMOUNT           0.00           0.00
                  PRINCIPAL SHORTFALL                         0.00           0.00

SEC. 4.03(a)(ii)  TOTAL INTEREST DISTRIBUTION
                                                --------------------------------------------------
                                                                PREVIOUSLY    CURRENT      TOTAL
                                                 SCHEDULED        UNPAID     INTEREST    INTEREST
                                                 INTEREST        INTEREST    SHORTFALL   SHORTFALL
                                                --------------------------------------------------
                  CLASS A-1 DISTRIBUTION        525,949.81         0.00         0.00       0.00
                  CLASS A-2 DISTRIBUTION        141,037.66         0.00         0.00       0.00
                                                --------------------------------------------------

SEC. 4.03(a)(iii) TOTAL SHORTFALL
                                                ----------------------------------------
                                                ALLOC TO INT   ALLOC TO PRIN   SHORTFALL
                  CLASS A-1 DISTRIBUTION            0.00           0.00           0.00
                  CLASS A-2 DISTRIBUTION            0.00           0.00           0.00
                                                ----------------------------------------

SEC. 4.03(a)(iv)  ENDING CERTIFICATE BALANCE       CLASS A-1        CLASS A-2
                                                 -------------    -------------
                                                 92,444,448.27    23,716,350.11

                                                         --------------
SEC. 4.03(a)(v)   POOL SCHEDULED PRINCIPAL BALANCE       116,160,798.38
                                                         --------------

                                                    GROUP I         GROUP II
                                                 -------------    -------------
                                                 92,444,448.27    23,716,350.11

SEC. 4.03(a)(vi)  SERVICING FEES
                                                    GROUP I         GROUP II
                                                 -------------    -------------
                                                   38,518.52         9,881.82

SEC. 4.03(a)(viii)                                             GROUP I       GROUP II
                                                              ----------     ---------
                  ADVANCES INCLUDED IN CURRENT DISTRIBUTION    22,660.60          0.00
                  AGGREGATE AMOUNT OF ADVANCES OUTSTANDING    194,390.19     29,722.63

[CHASE LOGO]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
================================================================================

           DISTRIBUTION:      26-Apr-99                                  PAGE #3
            RECORD DATE:      23-Apr-99

SEC. 4.03(a)(ix)
                 ---------------------------------------------------------------
                                     GROUP I DELINQUENCIES
                 ---------------------------------------------------------------
DELINQUENCIES       PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 ---------------------------------------------------------------
                  1 - 30 DAYS    289      25.55%     24,874,036.57     26.91%
                 31 - 60 DAYS     23       2.03%      1,582,881.69      1.71%
                 61 - 90 DAYS      1       0.09%         67,439.67      0.07%
                 91 + DAYS         0       0.00%              0.00      0.00%
                 ===============================================================

                 ---------------------------------------------------------------
                                   GROUP II DELINQUENCIES
                 ---------------------------------------------------------------
                     PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 ---------------------------------------------------------------
                  1 - 30 DAYS     32       28.07%     7,107,134.95      29.97%
                 31 - 60 DAYS      0        0.00%             0.00       0.00%
                 61 - 90 DAYS      0        0.00%             0.00       0.00%
                 91 + DAYS         0        0.00%             0.00       0.00%
                 ===============================================================

                 ---------------------------------------------------------------
                                    GROUP I FORECLOSURE
                 ---------------------------------------------------------------
FORECLOSURE          PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 -----------------------------------------------------------
                  1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS     0         0.00%            0.00       0.00%
                 61 - 90 DAYS     0         0.00%            0.00       0.00%
                 91 + DAYS        2         0.18%      216,076.13       0.23%
                 ===============================================================

                 ---------------------------------------------------------------
                                    GROUP II FORECLOSURE
                 ---------------------------------------------------------------
                     PERIOD     NUMBER   PERCENTAGE   PRIN. BALANCE   PERCENTAGE
                 ---------------------------------------------------------------
                  1 - 30 DAYS     0         0.00%            0.00       0.00%
                 31 - 60 DAYS     0         0.00%            0.00       0.00%
                 61 - 90 DAYS     0         0.00%            0.00       0.00%
                 91 + DAYS        0         0.00%            0.00       0.00%
                 ===============================================================

SEC. 4.03(a)(x)  LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                             LOAN NUMBER          PRIN BAL
                             -----------------------------
                 GROUP I        0.00                0.00
                 GROUP II       0.00                0.00
                             -----------------------------

SEC. 4.03(a)(xi) OUTSTANDING REO PROPERTIES
                                     -----------------------------------
                                                   GROUP I
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                       0         0.00           0.00
                                     ===================================

                                     -----------------------------------
                                                   GROUP II
                                     -----------------------------------
                                     NUMBER  PRINCIPAL BAL  MARKET VALUE
                                     -----------------------------------
                                       0        0.00            0.00
                                     ===================================

SEC. 4.03(a)(xii) CROSS-COLLATERALIZATION
                                           -----------------------
                                           GROUP I        GROUP II
                                           -----------------------
                                            0.00            0.00
                                           -----------------------

[CHASE LOGO]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS
================================================================================

           DISTRIBUTION:     26-Apr-99                                   PAGE #4
           RECORD DATE:      23-Apr-99

SEC. 4.03(a)(xiii)   AMOUNTS WITHDRAWN FROM SPREAD ACCT
                     FOR DEPOSIT TO DISTRIBUTION ACCT

                                               GROUP I  GROUP II
                                               -----------------
                                                0.00      0.00
                                               -----------------

                                                            CLASS A-1  CLASS A-2
                                                          ----------------------
SEC. 4.03(a)(xiv)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT     172,378.58 49,112.78
                                                          ----------------------
                                                          ----------------------
                     SPREAD ACCT DEPOSIT PERCENTAGE               100%      100%
                                                          ----------------------
                                                          ----------------------
                     SPREAD ACCT DEPOSIT AMOUNT             172,378.58 49,112.78
                                                          ----------------------
                                                          ------------
                     SPREAD ACCT EXCESS                           0.00
                                                          ------------
SEC. 4.03(a)(xv)     SPREAD ACCT BALANCE AFTER            ------------
                     DISTRIBUTION DATE                    1,030,453.63
                                                          ------------
                                                          ------------
SEC. 4.03(a)(xvi)    SPECIFIED SPREAD ACCT REQUIREMENT    3,000,728.13
                                                          ------------
SEC. 4.03(a)(xvii)   3 LARGEST LOANS IN THE               ------------
                     MORTGAGE POOL                        2,303,725.25
                                                          ------------

[CHASE LOGO]                        (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

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